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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) July 21, 1998



                            THE BANC ONE CORPORATION
             (Exact name of registrant as specified in its charter)


                                      Ohio
                 (State or other jurisdiction of incorporation)


           1-8552                            31-0738296
   (Commission File Number)                  (IRS Employer Identification No.)


                  100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (614) 248-5944

                                      N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On July 21, 1998, BANC ONE CORPORATION ("BANC ONE") issued a performance discussion and financial supplement announcing its earnings for the three and six-month periods ended June 30, 1998. A copy of such financial supplement is filed herein as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements

          NONE. The financial statements included in this report are not required to be filed as part of this report.

     (b)  Pro Forma Financial Information

          NONE.

     (c)  Exhibits

          Exhibit 99.1 BANC ONE CORPORATION "1998 Second Quarter Performance Discussion and Financial Supplement"
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BANC ONE CORPORATION



Date: July 22, 1998                         By  /s/ William C. Leiter
                                               ----------------------------
                                                 William C. Leiter
                                                 Senior Vice President